UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 12, 2006

Date of Report (Date of earliest event reported)

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	000-51868	33-0827161
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1920 Main Street., Suite 400
Irvine, California 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01  Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a letter to investors issued by Cornerstone Realty Fund, LLC on April 12, 2006.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01  Financial Statements in Exhibits

(d)  Exhibits

99.1      Letter to Investors dated April 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
Its Managing Member

	By:	CORNERSTONE VENTURES, INC.
Its Manager

		By:	/s/ TERRY G. ROUSSEL
Terry G. Roussel, President

Dated:  April 12, 2006

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Letter to Investors dated April 12, 2006